Quarterly Holdings Report
for
Fidelity® Electric Vehicles and Future Transportation ETF
September 30, 2022
EVF-NPRT1-1122
1.9903837.100
Common Stocks - 100.0%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 36.6%
Auto Components - 12.9%
Aptiv PLC (a)	17,985	1,406,607
Faurecia SA (a)	54,954	604,575
Lear Corp.	8,354	999,890
Luminar Technologies, Inc. (a)	82,140	598,390
Valeo SA	48,856	748,080
Visteon Corp. (a)	7,160	759,390
		5,116,932
Automobiles - 17.4%
Li Auto, Inc. ADR (a)	39,572	910,552
Lucid Group, Inc. Class A (a)	76,727	1,071,876
NIO, Inc. sponsored ADR (a)	85,878	1,354,296
Niu Technologies ADR (a)	61,316	251,396
Tesla, Inc. (a)	7,616	2,020,141
XPeng, Inc. ADR (a)	55,903	668,041
Yadea Group Holdings Ltd. (b)	368,000	590,683
		6,866,985
Household Durables - 3.1%
Garmin Ltd.	15,400	1,236,774
Internet & Direct Marketing Retail - 2.1%
Lyft, Inc. (a)	63,901	841,576
Specialty Retail - 1.1%
EVgo, Inc. Class A (a)	52,300	413,693
TOTAL CONSUMER DISCRETIONARY		14,475,960
INDUSTRIALS - 17.9%
Commercial Services & Supplies - 1.3%
Aurora Innovation, Inc. (a)	225,991	499,440
Electrical Equipment - 14.8%
Ballard Power Systems, Inc. (a)	91,509	563,419
Blink Charging Co. (a)	24,709	437,843
Bloom Energy Corp. Class A (a)	37,062	740,869
ChargePoint Holdings, Inc. Class A (a)	50,142	740,096
Doosan Fuel Cell Co. Ltd. (a)	21,016	420,114
FuelCell Energy, Inc. (a)	157,604	537,430
Plug Power, Inc. (a)	49,871	1,047,790
PowerCell Sweden AB (a)	31,845	396,861
Sensata Technologies, Inc. PLC	26,270	979,346
		5,863,768
Machinery - 0.8%
The Lion Electric Co. (a)	107,887	308,557
Road & Rail - 1.0%
TuSimple Holdings, Inc. (a)	50,676	385,138
TOTAL INDUSTRIALS		7,056,903
INFORMATION TECHNOLOGY - 37.1%
Electronic Equipment & Components - 4.2%
Aeva Technologies, Inc. (a)	122,560	229,187
Samsung SDI Co. Ltd.	3,722	1,420,432
		1,649,619
Semiconductors & Semiconductor Equipment - 32.9%
Allegro MicroSystems LLC (a)	24,516	535,675
Ambarella, Inc. (a)	10,633	597,362
ams-OSRAM AG (a)	90,352	573,369
indie Semiconductor, Inc. (a)	49,873	365,070
Infineon Technologies AG	38,305	852,204
Lattice Semiconductor Corp. (a)	19,029	936,417
Lx Semicon Co. Ltd.	6,789	360,637
NVIDIA Corp.	6,200	752,618
NXP Semiconductors NV	11,213	1,654,030
onsemi (a)	23,732	1,479,216
Renesas Electronics Corp. (a)	98,000	813,817
SiTime Corp. (a)	5,848	460,413
Skyworks Solutions, Inc.	13,408	1,143,300
STMicroelectronics NV (Italy)	42,726	1,349,873
Wolfspeed, Inc. (a)	11,179	1,155,461
		13,029,462
TOTAL INFORMATION TECHNOLOGY		14,679,081
MATERIALS - 8.4%
Chemicals - 4.3%
Chunbo Co. Ltd.	3,081	383,968
Livent Corp. (a)	30,821	944,664
SK IE Technology Co. Ltd. (a)(b)	10,119	370,613
		1,699,245
Metals & Mining - 4.1%
Allkem Ltd. (a)	106,924	952,143
Ganfeng Lithium Co. Ltd. (H Shares) (b)	98,880	658,159
		1,610,302
TOTAL MATERIALS		3,309,547
TOTAL COMMON STOCKS (Cost $57,027,683)		39,521,491

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $57,027,683)	39,521,491
NET OTHER ASSETS (LIABILITIES) - 0.0%	3,666
NET ASSETS - 100.0%	39,525,157

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,619,455 or 4.1% of net assets.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	-	1,927,598	1,927,598	152	-	-	-	0.0%
Total	-	1,927,598	1,927,598	152	-	-	-

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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